Exhibit 10.1

Execution Version

EIGHTH AMENDMENT TO CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of this 28th day of October, 2020, by and among SUNNOVA TEP HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA TE MANAGEMENT, LLC, a Delaware limited liability company, in its capacity as Facility Administrator (the “Facility Administrator”), CREDIT SUISSE AG, NEW YORK BRANCH, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”), the Lenders and the Funding Agents representing a group of Lenders party to the Credit Agreement (defined below) (together with the Borrower, the Administrative Agent, the Lenders and the Facility Administrator, the “Parties”), and amends that certain Credit Agreement, dated as of September 6, 2019, as amended by that certain First Amendment to Credit Agreement, dated as of December 2, 2019, as further amended by that certain Consent and Second Amendment to Credit Agreement, dated as of December 31, 2019, as further amended by that certain Third Amendment to Credit Agreement, dated as of January 31, 2020, as further amended by that certain Fourth Amendment to Credit Agreement, dated as of February 28, 2020, as further amended by that certain Fifth Amendment to Credit Agreement, dated as of March 31, 2020, as further amended by that certain Omnibus Amendment, dated as of May 14, 2020, and as further amended by that certain Seventh Amendment to Credit Agreement, dated as of June 26, 2020 (as may be further amended, modified, restated, supplemented or extended prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the Facility Administrator, the Administrative Agent, the Lenders and the Funding Agents representing a group of Lenders party thereto, Wells Fargo Bank, National Association, in its capacity as Paying Agent, and U.S. Bank National Association, in its capacity as Verification Agent. Capitalized terms used herein have the meanings set forth in the Credit Agreement.

RECITALS

WHEREAS, the Parties hereto desire to amend the Credit Agreement in accordance with Section 10.2(A) thereof as set forth in Section 1 hereof.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.    Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 2:

(i)    The following provisions of the Credit Agreement in effect immediately prior to the date hereof are hereby amended to delete the red, stricken text (indicated textually in the same manner as the following example: ~~stricken text~~)

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

and to add the blue, double underlined text (indicated in the same manner as the following example: underlined text) as:

Provision	Amended and Restated Language
Section 5.2(E)

(E) Dividends, Etc. Declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any interest in Borrower, or purchase, redeem or otherwise acquire for value any interest in the Affiliated Entities or any rights or options to acquire any such interest to any Person that is not the Borrower, except:

(i) transfers, dividends or other distributions of Marketable RECs;

(ii)  transfers, dividends or other distributions of Transferable Assets to the Seller pursuant to the Sale and Contribution Agreement;

(iii)  distributions of cash by the Borrower to the Borrower’s Account in accordance with Section 2.7(B)(xiv); ~~or~~

(iv) distributions of Solar Assets that were Substantial Stage Solar Assets or Final Stage Solar Assets in accordance with a SAP Transfer~~.~~; or

(v)   transfers, dividends or other distributions of Solar Asset Owner Member Interests in connection with a Takeout Transaction;

provided, that the distributions described in subsection (i) of clause (E) shall not be permitted if either an Event of Default or Potential Default would result therefrom unless all outstanding Obligations (other than contingent liabilities for which no claims have been asserted) have been irrevocably paid in full with all accrued but unpaid interest thereon and any related Liquidation Fees; provided further, that nothing in this Section 5.2(E) shall prohibit or limit any Financing Fund Contributions.

Exhibit A – Definition of “Aggregate Commitment”	“Aggregate Commitment” shall mean, on any date of determination, the sum of the Commitments then in effect. The Aggregate Commitment as of ~~June 29, 2020~~ October 28, 2020 shall be equal to $~~437,500,000~~460,714,286.

Exhibit A – Definition of “Class A Maximum Facility Amount”	“Class A Maximum Facility Amount” shall mean $~~[***]~~[***].

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Exhibit A – Definition of “Class B-I Aggregate Commitment”	“Class B-I Aggregate Commitment” shall mean, on any date of determination, the sum of the Class B-I Commitments then in effect. The Class B-I Aggregate Commitment as of ~~June 29, 2020~~ October 28, 2020 shall be equal to $~~[***]~~[***]. For the avoidance of doubt, any Class B-I Advance approved or funded pursuant to Section 2.18 herein shall be deemed to increase the Commitment of the Non-Conduit Lender approving such Class B-I Advance.

Exhibit A – Definition of “Class B-I Maximum Facility Amount”	“Class B-I Maximum Facility Amount” shall mean $~~[***]~~[***].

Exhibit A – Definition of “Class B-II Aggregate Commitment”	“Class B-I Aggregate Commitment” shall mean, on any date of determination, the sum of the Class B-I Commitments then in effect. The Class B-I Aggregate Commitment as of ~~June 29, 2020~~ October 28, 2020 shall be equal to $~~[***]~~[***]. For the avoidance of doubt, any Class B-I Advance approved or funded pursuant to Section 2.18 herein shall be deemed to increase the Commitment of the Non-Conduit Lender approving such Class B-I Advance.

Exhibit A – Definition of “Class B-II Maximum Facility Amount”	“Class B-II Maximum Facility Amount” shall mean~~s~~ $~~[***]~~[***].

Exhibit A – Definition of “Maximum Facility Amount”	“Maximum Facility Amount” shall mean $~~437,500,000~~600,000,000.

(ii)    Section 3.2(A) of the Credit Agreement shall be amended by adding the following clause (xiii) thereto:

“(xiii)    Class B Advances. With respect to the Class B Advances, the Class A Lenders shall have funded the requested Class A Advances on such Funding Date.”

(iii)    Exhibit E to the Credit Agreement in effect immediately prior to the date hereof is hereby deleted in its entirety and replaced with Exhibit A hereto.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

2.    Conditions Precedent to Amendment. The effectiveness of this Amendment shall be the date on which the following conditions precedent have been satisfied (as determined by the Administrative Agent):

(A)    Amendment Documents. The Administrative Agent shall have received a copy of this Amendment duly executed by the parties hereto.

(B)    Fee Letter. The Administrative Agent and the Lenders shall have received a copy of the Sixth Amended and Restated Fee Letter duly executed by the Administrative Agent, the Lenders party thereto and the Borrower, in form and substance satisfactory to the Administrative Agent and the Class B Funding Agents.

(C)    Payment of Fees. All fees payable to the Administrative Agent and the Lenders pursuant to the Fee Letters and the Credit Agreement shall have been paid.

(D)    Representations and Warranties. All of the representations and warranties of the Borrower and the Facility Administrator contained in this Amendment shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date hereof (or such earlier date or period specifically stated in such representation or warranty).

(E)    Legal Opinions. The Administrative Agent and the Lenders shall have received customary opinions from counsel to the Borrower and the Facility Administrator addressing authorization and enforceability of this Amendment and the documents executed in connection therewith and other corporate matters.

(F)    Other Documents. The Borrower shall have provided the Administrative Agent with all other documents reasonably requested by the Administrative Agent.

3.    Representations and Warranties. Each of the Borrower and the Facility Administrator represents and warrants as of the date of this Amendment as follows:

(i)    this Amendment has been duly and validly executed and delivered by such party and constitutes its valid and binding obligation, legally enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable insolvency laws and general principles of equity (whether considered in a proceeding at law or in equity);

(ii)    the execution, delivery and performance by it of this Amendment are within its powers, and do not conflict with, and will not result in a violation of, or constitute or give rise to an event of default under (i) any of its organizational documents, (ii) any agreement or other instrument which may be binding upon it, or (iii) any law, governmental regulation, court decree or order applicable to it or its properties, except, in each case, where such conflict, violation or event of default could not reasonably be expected to result in a Material Adverse Effect;

(iii)    it has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted except where the failure to obtain such licenses, authorizations, consents and approvals would not result in a Material Adverse Effect; and

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(iv)    the representations and warranties of such party set forth in the Transaction Documents to which it is a party are true and correct in all material respects (except to the extent there are already materiality qualifiers therein) as of the date hereof.

Each of the Borrower and the Facility Administrator represents and warrants that (i) immediately prior to this Amendment, no Potential Default, Event of Default, Potential Amortization Event or Amortization Event has occurred and is continuing and (ii) no Potential Default, Event of Default, Potential Amortization Event or Amortization Event will occur as a result of the execution of this Amendment.

4.    Effect of Amendment; No Novation. This Amendment shall not in any manner constitute or be construed to constitute a novation, discharge, forgiveness, extinguishment or release of any obligation under the Credit Agreement or the other Transaction Documents or to keep and perform any of the terms, conditions, agreements contained in therein. Except as expressly amended and modified by this Amendment, all provisions of the Credit Agreement shall remain in full force and effect and each reference to the Credit Agreement and words of similar import in the Transaction Documents shall be a reference to the Credit Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Credit Agreement other than as set forth herein. This Amendment is a Transaction Document.

5.    No Release; Ratification of Related Documents; Binding Effect. Nothing contained herein and nothing done pursuant hereto shall affect or be construed to affect or to release the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Indebtedness under the Credit Agreement and the other Transaction Documents. Except as expressly provided herein, (i) nothing herein shall limit in any way the rights and remedies of the Secured Parties under the Credit Agreement and the other Transaction Documents, and (ii) the terms and conditions of the Credit Agreement and the other Transaction Documents remain in full force and effect and are hereby ratified and affirmed. The Borrower hereby ratifies and affirms all of its promises, covenants and obligations to promptly and properly pay any and all sums due under the Credit Agreement and the other Transaction Documents, as amended by this Amendment and to promptly and properly perform and comply with any and all of its obligations, duties and agreements pursuant thereto, as modified hereby or in connection herewith. This Amendment shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

6.    Entire Agreement; Effectiveness. This Amendment constitutes the entire agreement among the Parties with respect to the matters dealt with herein. All previous documents, undertakings and agreements, whether verbal, written or otherwise, among the Parties with respect to the subject matter of this Amendment, are hereby cancelled and superseded and shall not affect or modify any of the terms or obligations set forth in this Amendment. Upon the execution of this Amendment, this Amendment shall be binding upon and inure to the benefit of the Parties.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

7.    Severability. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.

8.    Incorporation By Reference. Sections 10.9 (Governing Law), 10.10 (Jurisdiction), 10.11 (Waiver of Jury Trial), 10.20 (Non-Petition) and 10.21 (Non-Recourse) of the Credit Agreement hereby are incorporated by reference as if fully set forth in this Amendment mutatis mutandis.

9.    Counterparts. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e-mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written above.

SUNNOVA TEP HOLDINGS, LLC, as Borrower

By:	/s/ Walter A. Baker
Name:	Walter A. Baker
Title:	Executive Vice President, General Counsel and Secretary

SUNNOVA TE MANAGEMENT, LLC, as Facility Administrator

By:	/s/ Walter A. Baker
Name:	Walter A. Baker
Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Sunnova TEP IV Warehouse Credit Agreement Eighth Amendment]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

CREDIT SUISSE AG, NEW YORK BRANCH, as Administrative Agent and as a Funding Agent

By:	/s/ Patrick Duggan
	Name:	Patrick Duggan
	Title:	Vice President

By:	/s/ Erin McCutcheon
	Name:	Erin McCutcheon
	Title:	Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Patrick Duggan
	Name:	Patrick Duggan
	Title:	Authorized Signatory

By:	/s/ Erin McCutcheon
	Name:	Erin McCutcheon
	Title:	Authorized Signatory

[Signature Page to Sunnova TEP IV Warehouse Credit Agreement Eighth Amendment]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

ALPINE SECURITIZATION LTD., as a Conduit Lender

By: CREDIT SUISSE AG, NEW YORK BRANCH, as attorney-in-fact

By:	/s/ Patrick Duggan
Name:	Patrick Duggan
Title:	Vice President

By:	/s/ Erin McCutcheon
Name:	Erin McCutcheon
Title:	Director

[Signature Page to Sunnova TEP IV Warehouse Credit Agreement Eighth Amendment]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

LIBREMAX OPPORTUNISTIC VALUE MASTER FUND, LP, as a Funding Agent and as a Lender

By:	LibreMax GP, LLC, its general partner

By:	LibreMax Parent GP, LLC, its managing member

By:	/s/ Frank Bruttomesso
Name:	Frank Bruttomesso
Title:	GC

[Signature Page to Sunnova TEP IV Warehouse Credit Agreement Eighth Amendment]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Exhibit A

EXHIBIT E

COMMITMENTS

Class A Commitments:

The Class A Aggregate Commitment

Credit Suisse AG, Cayman Islands Branch	$[***]

Total:	$[***]

Class B Commitments:

The Class B-I Aggregate Commitment

LibreMax Opportunistic Value Master Fund, LP	$[***]

Total:	$[***]

The Class B-II Aggregate Commitment

LibreMax Opportunistic Value Master Fund, LP	$[***]

Total:	$[***]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.